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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 20, 1997, included in BancTec, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.


                                         ARTHUR ANDERSEN LLP


Dallas, Texas,
April 14, 1997